                                                                   EXHIBIT 10.34

                              DOVER SADDLERY, INC.

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

      Reference is made to the EMPLOYMENT AGREEMENT (the "Agreement") dated as of September 1, 2005 by and between Dover Saddlery, Inc. (the "Company") and Stephen L. Day ("Executive"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

      WHEREAS, the parties desire to amend certain terms of the Agreement in accordance with the terms hereof (this "AMENDMENT").

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto, intending to be legally bound, agree as follows:

1. The original Exhibit A to the Agreement was attached by mutual mistake of the Company and Executive. Effective as of the original effective date of the Agreement, Exhibit A of the Agreement is deleted in its entirety and superseded by the following:

                                    EXHIBIT A

                                  BONUS PROGRAM

The Executive's annual bonus will be calculated on the basis of the following table:

                          EBITDA Goal              Bonus
                          Achievement

                      Below 75%                    No Bonus
                      75% of goal                  10% of salary
                      87.5% of goal                20% of salary
                      100% of goal                 30% of salary
                      110% of goal and up          40% of salary (max)

To the extent that the Company's actual "Earnings Before Payment of Interest, Taxes, Depreciation and Amortization" ("EBITDA") falls between two of the foregoing milestones, the Executive's bonus will be prorated based on a straight line interpolation.

2. Except for the matters set forth in this Amendment, all other terms of the Agreement shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of March 24, 2006.

COMPANY                                           EXECUTIVE

DOVER SADDLERY, INC.

By: /s/ James F. Powers                           /s/ Stephen L. Day
    -----------------------------                 ----------------------------
    Its Director                                  Stephen L. Day, Individually
    Duly Authorized